UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2007

JOHNSON CONTROLS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5757 North Green Bay Avenue, P.O. Box 591, Milwaukee, Wisconsin		53201-0591
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-524-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of shareholders of Johnson Controls, Inc. (the "Company") held on January 24, 2007, the Company’s shareholders approved the Johnson Controls, Inc. 2007 Stock Option Plan (the "2007 Plan"). The 2007 Plan replaces the Johnson Controls, Inc. 2000 Stock Option Plan (the "2000 Plan"), which was approved by the Company’s shareholders in 2000.

The 2007 Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers and employees and (ii) to increase shareholder value. The 2007 Plan is administered by the Compensation Committee of the Company’s Board of Directors and, with respect to non-executive officers of the Company, the Company’s Chief Executive Officer. Any officer or other employee of the Company or its affiliates, or an individual that the Company or an affiliate has engaged to become an office or employee, is eligible to be granted awards under the 2007 Plan.

The 2007 Plan provides that up to a maximum of 12,283,702 shares of the Company’s common stock (subject to adjustment) are available for issuance thereunder. This number is comprised of (1) 2,283,702 shares of common stock that remain available for grant under the 2000 Plan, and (2) 10,000,000 additional shares of common stock. The 2007 Plan authorizes the granting to key employees of: (a) stock options, which may be either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code or non-qualified stock options; and (b) stock appreciation rights.

The 2007 Plan is described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on Schedule 14A in connection with the Company’s annual meeting of shareholders held on January 24, 2007.

The foregoing description of the 2007 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2007 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable
(c) Not applicable
(d) Exhibits. The following exhibit is being filed herewith:

(10.1) Johnson Controls, Inc. 2007 Stock Option Plan (incorporated by reference to Exhibit A to Johnson Controls, Inc.’s definitive proxy statement on Schedule 14A for the Johnson Controls, Inc. Annual Meeting of Shareholders held January 24, 2007).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

January 29, 2007	By:	Stephen A. Roell

Name: Stephen A. Roell
Title: Vice Chairman and Executive Vice President